UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2014

HUMANA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

During the first quarter of 2014, Humana Inc. (also referred to as “Humana”, “we”, “us” and “our”) reclassified certain of our businesses from our Healthcare Services segment to our Employer Group segment to correspond with internal management reporting changes. We continue to manage and report our operating results using the following segments: Retail, Employer Group, and Healthcare Services. We also disclose results for Other Businesses.

We began to report under our new structure effective with the filing of our Quarterly Report on Form 10-Q for the three months ended March 31, 2014. This Current Report on Form 8-K (this “Form 8-K”) updates and supersedes the information in Items 1, 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”) to reflect retrospective application of the new segments and reclassified historical results to conform to the new presentation. These adjustments had no impact on net income, cash flows or equity. Except as specifically provided, the information in this Form 8-K does not reflect any event or development occurring after February 19, 2014, the date we filed the 2013 10-K. For a discussion of events and developments subsequent to the filing of the 2013 10-K, please refer to our Securities and Exchange Commission (“SEC”) filings since that date. In our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2014 and June 30, 2014, we adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2013 and for the three and six months ended June 30, 2013 to reflect the retrospective application of our new segments. Accordingly, we are filing this Form 8-K so that our annual financial statement information for years prior to January 1, 2014 incorporated by reference in any registration statement and related prospectus supplements that we have filed or may file from time to time would reflect our reclassification of certain businesses.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Item 1. Business with Retrospective Application of Segments

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of Segments

99.3	Item 8. Financial Statements and Supplementary Data with Retrospective Application of Segments

101	Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2013 and 2012; (ii) the Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011; (iii) the Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2013, 2012 and 2011; (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011; and (v) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/S/ STEVEN E. MCCULLEY
Steven E. McCulley
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Dated: September 16, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Item 1. Business with Retrospective Application of Segments

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of Segments

99.3	Item 8. Financial Statements and Supplementary Data with Retrospective Application of Segments

101	Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2013 and 2012; (ii) the Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011; (iii) the Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2013, 2012 and 2011; (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011; and (v) Notes to Consolidated Financial Statements.

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